UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016 (September 29, 2016)

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY		10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 8, 2015, Coty Inc. (the “Company”) entered into a Transaction Agreement (as amended, the “Transaction Agreement”) with The Procter & Gamble Company (“P&G”), Galleria Co. (“SplitCo”) and Green Acquisition Sub Inc., a wholly-owned subsidiary of the Company (“Merger Sub”).

As previously disclosed, on September 1, 2016, P&G commenced an offer (the “Exchange Offer”) to P&G stockholders to exchange any or all of their shares of P&G common stock for shares of SplitCo common stock, subject to proration, which shares of SplitCo common stock would be automatically converted into shares of the Company’s common stock pursuant to the Transaction Agreement. P&G’s Exchange Offer expired at midnight on September 29, 2016.

Following the expiration and consummation of the Exchange Offer and the distribution by P&G of shares of SplitCo common stock to holders of shares of P&G common stock tendered in the Exchange Offer (the “Distribution”), on October 1, 2016 (the “Closing Date”), (i) Merger Sub was merged with and into SplitCo, with SplitCo continuing as the surviving corporation and a direct, wholly-owned subsidiary of the Company (the “Merger”) and (ii) each share of SplitCo common stock was converted into the right to receive one share of the Company’s common stock.

The foregoing description of the Distribution and the Merger and other transactions contemplated by the Transaction Agreement is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the amendments thereto, copies of which are attached hereto as Exhibits 2.2 through 2.5 and incorporated herein by reference.

Tax Matters Agreement

In connection with the Merger, the Company, P&G, SplitCo and Merger Sub entered into the Tax Matters Agreement, effective as of October 1, 2016 (the “Tax Matters Agreement”), which governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and attributes, efforts to protect the intended tax-free treatment of the Distribution, the Merger and certain other transactions, the preparation and filing of tax returns, the control of audits, reviews, examinations or other tax proceedings and other matters regarding taxes.

Pursuant to the Tax Matters Agreement, the Company is responsible for taxes imposed on or payable by SplitCo and its subsidiaries for any period or for the portion of a period beginning after the Closing Date, and P&G is responsible for (i) taxes imposed on or payable by P&G and its subsidiaries (other than SplitCo) for any period, (ii) taxes imposed on or payable by SplitCo and its subsidiaries for any period or for the portion of a period ending on or before the Closing Date, and (iii) taxes arising from the transactions effected in connection with P&G’s contribution to SplitCo of the assets listed in Section 1.05(a) of the Transaction Agreement (the “Galleria Transfer”) and P&G’s internal restructuring in connection therewith. Certain transfer taxes related to the Distribution, the Merger, the Galleria Transfer and P&G’s internal restructuring in connection therewith will be split evenly by P&G and the Company up to an aggregate amount of $10 million, with P&G being responsible for such taxes over $10 million.

SplitCo and P&G intend for the Galleria Transfer and the Distribution, taken together, to qualify as a transaction in which P&G shareholders recognize no income or gain for U.S. federal income tax purposes and intend for the Merger to qualify as a reorganization in which SplitCo shareholders recognize no income or gain for U.S. federal income tax purposes. Pursuant to the Tax Matters Agreement, P&G, the Company, SplitCo and their affiliates and related parties are prohibited for two years after the Closing Date (the “Restricted Period”) from taking or failing to take any action that would be reasonably likely to prevent these transactions from receiving such tax-free treatment. As relevant to the Company and SplitCo, unless the Company delivers an unqualified opinion of tax counsel reasonably acceptable to P&G, confirming that a proposed action would not cause the transactions to become taxable, the Company and SplitCo are each generally prohibited or restricted during the Restricted Period from:

•	subject to specified exceptions, issuing stock (or stock equivalents) or recapitalizing, repurchasing, redeeming or otherwise participating in acquisitions of its stock;

•	amending its certificate of incorporation or other organizational documents to affect the voting rights of its stock;

•	merging or consolidating with another entity, or liquidating or partially liquidating, except for any merger, consolidation, liquidation or partial liquidation that is disregarded for U.S. federal income tax purposes;

•	discontinuing, selling, transferring or ceasing to maintain the SplitCo active business under section 355(b) of the Internal Revenue Code;

•	taking any action that permits a proposed acquisition of Company stock or SplitCo stock to occur by means of an agreement to which none of the Company, SplitCo or their affiliates is a party (including by soliciting a tender offer for SplitCo stock or Company stock, participating in or otherwise supporting any unsolicited tender offer for such stock or redeeming rights under a shareholder rights plan with respect to such stock); and

•	engaging in other actions or transactions that could jeopardize the tax-free status of the Distribution, Merger and/or certain related transactions.

The Company has generally agreed to indemnify P&G against any taxes resulting from the failure of the Galleria Transfer, the Distribution or the Merger to qualify for such tax-free treatment due to (i) the breach of any representation by the Company in the Tax Matters Agreement or the representation letter executed by the Company and Merger Sub in connection with the delivery of the opinions of McDermott Will & Emery LLP and Cadwalader, Wickersham & Taft LLP that the Merger will receive such tax-free treatment, (ii) the breach of any covenant contained in the Transaction Agreement, the Tax Matters Agreement or any of the ancillary agreements discussed below, (iii) the undertaking by the Company or SplitCo of the actions identified above that are prohibited during the Restricted Period (without regard to whether an unqualified opinion of tax counsel has been provided), or (iv) the acquisition by one or more persons of a 50% or greater interest in SplitCo within the meaning of section 355(e)(2)(A)(ii) of the Internal Revenue Code.

P&G has generally agreed to indemnify the Company against any taxes resulting from the failure of the Galleria Transfer, the Distribution or the Merger to qualify for such tax-free treatment due to (i) the breach of any representation by P&G in the Tax Matters Agreement or the representation letter executed by P&G in connection with the delivery of the opinions of McDermott Will & Emery LLP and Cadwalader, Wickersham & Taft LLP that the Merger will receive such tax-free treatment or the opinion of Cadwalader, Wickersham & Taft LLP that the Galleria Transfer, taken together with the Distribution, will receive such tax-free treatment, (ii) the breach of any covenant contained in the Transaction Agreement, the Tax Matters Agreement or any of the ancillary agreements discussed below, or (iii) the acquisition by one or more persons of a 50% or greater interest in P&G within the meaning of Code Section 355(e)(2)(A)(ii) of the Internal Revenue Code.

The foregoing description of the Tax Matters Agreement is qualified in its entirety by reference to the Tax Matters Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Transition Services Agreement

In connection with the Merger, P&G and SplitCo (which, as a result of the Distribution and the Merger, became a wholly-owned subsidiary of the Company) entered into the Transition Services Agreement, effective as of October 1, 2016 (the “Transition Services Agreement”), under which P&G or its affiliates will provide SplitCo and its subsidiaries and such affiliates as SplitCo may create or designate with specified support services and other assistance for a limited time following the closing of the Merger. The Transition Services Agreement also addresses certain matters with respect to the provision of such services, including the management of the relationship between the parties, the use of and access to each other’s records, confidentiality and proprietary rights.

The initial term of the Transition Services Agreement is currently contemplated to be for a period commencing on October 1, 2016 and ending at midnight on April 1, 2017, unless earlier terminated as provided in the Transition Services Agreement. To the extent that individual services can be segregated, SplitCo may extend the term of any services for one-month periods (up to an aggregate of six additional months) or terminate any services upon 60 days written notice.

Each party to the Transition Services Agreement has generally agreed to indemnify the other party and its affiliates and related parties from losses related to the indemnifying party’s (i) breach of its obligations under the Transition Services Agreement, (ii) gross negligence or willful misconduct in connection with providing services under the Transition Services Agreement, (iii) infringement or misappropriation of certain intellectual property or (iv) personal injury suffered by its employees while at the facilities of the other party.

The foregoing description of the Transition Services Agreement is qualified in its entirety by reference to the Transition Services Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2016, the Merger was consummated pursuant to the Transaction Agreement. Pursuant to the Transaction Agreement, each issued and outstanding share of SplitCo common stock was converted into the right to receive one share of the Company’s common stock. The Company issued approximately 409,726,299 shares of common stock to the former holders of SplitCo common stock, together with cash in lieu of fractional shares. On October 1, 2016, SplitCo became a wholly-owned subsidiary of the Company by virtue of the Merger.

Immediately after consummation of the Merger, approximately 54% of the fully-diluted shares of the Company’s common stock was held by pre-Merger holders of SplitCo common stock, and approximately 46% of the fully-diluted shares of the Company’s common stock was held by pre-Merger holders of the Company’s common stock.

In connection with the Merger, the Company, P&G, SplitCo and Merger Sub entered into certain additional agreements relating to, among other things, certain tax matters, certain licensing matters and the provision of certain transition services during a period following the consummation of the Merger, as described above under Item 1.01.

The information contained in Item 1.01 above is incorporated herein by reference. In addition, the foregoing description of the Distribution and the Merger and other transactions contemplated by the Transaction Agreement is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the amendments thereto, copies of which are attached hereto as Exhibits 2.2 through 2.5 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed, in order to facilitate the transaction, JAB Cosmetics B.V. (“JAB Cosmetics”) agreed to convert all of its shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock” with such conversion referred to as the “Conversion”) into shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”). On September 28, 2016, the Company received a letter (the “Conversion Notice”) from JAB Cosmetics formally electing to effect the Conversion. Accordingly, on September 30, 2016, the Company issued 262,062,370 shares of Class A Common Stock to JAB Cosmetics in exchange for 262,062,370 shares of Class B Common Stock. JAB Cosmetics will remain the largest individual shareholder of the Company, owning approximately 36% of the fully diluted shares outstanding at the Closing Date.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2016, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment, in the form of Exhibit 3.1 attached hereto, amending the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 800,000,000 shares to 1,000,000,000 shares and to increase accordingly the total number of authorized shares that the Company may issue from 1,187,754,370 shares to 1,387,754,370 shares. The foregoing amendment was approved by the Board of Directors of the Company at a meeting on July 8, 2015 and approved by the Company’s stockholders pursuant to a written consent executed on July 9, 2015 by JAB Cosmetics, the holder of all of the outstanding shares of Class B Common Stock and 1.5% of the outstanding shares of Class A Common Stock as of such date, which together represented 97% of the Company’s outstanding voting power as of such date.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On October 3, 2016, the Company issued a press release announcing the completion of the Merger and other transactions contemplated thereby, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited combined balance sheets of SplitCo as of June 30, 2016 and 2015, the audited combined statements of income and comprehensive income/(loss) of SplitCo for the years ended June 30, 2016, 2015 and 2014 and the audited combined statements of cash flows of

SplitCo for the years ended June 30, 2016, 2015 and 2014 are included in the Company’s registration statement on Form S-4 (File No. 333-210856), as amended, filed on September 1, 2016, and incorporated herein by reference.

(b) Pro forma financial information

The unaudited condensed combined pro forma balance sheet information of the Company and its subsidiaries as of June 30, 2016 and the unaudited condensed combined pro forma statement of operations of the Company and its subsidiaries for the year ended June 30, 2016 are included in the Company’s registration statement on Form S-4 (File No. 333-210856), as amended, filed on September 1, 2016, and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Transaction Agreement, dated as of July 8, 2015, among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.2 to Coty Inc.’s Annual Report on Form 10-K, filed on August 17, 2015)*

2.2	Repurchase Letter Agreement dated August 13, 2015 among The Procter & Gamble Company, the registrant, Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.3 to Coty Inc.’s Annual Report on Form 10-K, filed on August 17, 2015)

2.3	Letter Agreement, dated February 19, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 10.1 to Coty Inc.’s Current Report on Form 8-K, filed on February 19, 2016)

2.4	Third Amendment to Transaction Agreement, dated May 25, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 10.1 to Coty Inc.’s Current Report on Form 8-K, filed on May 27, 2016)**

2.5	Fourth Amendment to Transaction Agreement, dated August 25, 2016, by and among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.5 to Amendment No. 4 to Coty Inc.’s Registration Statement on Form S-4, filed on August 25, 2016)***

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Coty Inc.

10.1	Tax Matters Agreement, effective as of October 1, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc.

Exhibit No.	Description

10.2	Transition Services Agreement, effective as of October 1, 2016, by and between The Procter & Gamble Company and Galleria Co.

99.1	Press Release of Coty Inc., dated October 3, 2016

*	Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementary to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.
**	The exhibits and attachments to Exhibit 2.4 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. These exhibits and attachments consist of (I) Attachment to Schedule 1.05(b)(ii) Excluded Trademarks, (II) Attachment 3-C to Schedule 1.05(a)(vii) Additional Caldera Domain Names, (III) Parent Shared Technology License Agreement, (IV) Section 1.05(a)(xx) Acquired Codes, (V) Section 5.21(k) Shared Codes and (VI) Exhibit R Galleria Business Acquired Plans. The Company agrees to furnish supplementally to the SEC, upon request, a copy of all omitted exhibits and attachments.
***	The exhibits and attachments to Exhibit 2.5 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. These exhibits and attachments consist of (I) Attachment to Schedule 1.05(a)(i), (II) Attachment to Schedule 5.33, (III) Attachment to Schedule 1.05(b)(ii) and (IV) Transition Services Agreement. The Company agrees to furnish supplementally to the SEC, upon request, a copy of all omitted exhibits and attachments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date: October 3, 2016	By:	/s/ Jules P. Kaufman
Name: Jules P. Kaufman
Title: Chief Legal Officer and Secretary

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, dated as of July 8, 2015, among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.2 to Coty Inc.’s Annual Report on Form 10-K, filed on August 17, 2015)*

2.2	Repurchase Letter Agreement dated August 13, 2015 among The Procter & Gamble Company, the registrant, Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.3 to Coty Inc.’s Annual Report on Form 10-K, filed on August 17, 2015)

2.3	Letter Agreement, dated February 19, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 10.1 to Coty Inc.’s Current Report on Form 8-K, filed on February 19, 2016)

2.4	Third Amendment to Transaction Agreement, dated May 25, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 10.1 to Coty Inc.’s Current Report on Form 8-K, filed on May 27, 2016)**

2.5	Fourth Amendment to Transaction Agreement, dated August 25, 2016, by and among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.5 to Amendment No. 4 to Coty Inc.’s Registration Statement on Form S-4, filed on August 25, 2016)***

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Coty Inc.

10.1	Tax Matters Agreement, effective as of October 1, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc.

10.2	Transition Services Agreement, effective as of October 1, 2016, by and between The Procter & Gamble Company and Galleria Co.

99.1	Press Release of Coty Inc., dated October 3, 2016

*	Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementary to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.
**	The exhibits and attachments to Exhibit 2.4 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. These exhibits and attachments consist of (I) Attachment to Schedule 1.05(b)(ii) Excluded Trademarks, (II) Attachment 3-C to Schedule 1.05(a)(vii) Additional Caldera Domain Names, (III) Parent Shared Technology License Agreement, (IV) Section 1.05(a)(xx) Acquired Codes, (V) Section 5.21(k) Shared Codes and (VI) Exhibit R Galleria Business Acquired Plans. The Company agrees to furnish supplementally to the SEC, upon request, a copy of all omitted exhibits and attachments.
***	The exhibits and attachments to Exhibit 2.5 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. These exhibits and attachments consist of (I) Attachment to Schedule 1.05(a)(i), (II) Attachment to Schedule 5.33, (III) Attachment to Schedule 1.05(b)(ii) and (IV) Transition Services Agreement. The Company agrees to furnish supplementally to the SEC, upon request, a copy of all omitted exhibits and attachments.